                                   PROMISSORY NOTE

$250,000.00                                      SAN JUAN CAPISTRANO, CALIFORNIA
                                                    DATE:  AS OF JANUARY 1, 1996

FOR VALUE RECEIVED, the undersigned ("Maker"), jointly, severally and unconditionally promises to pay to the order of BIG O TIRES, INC., a Nevada corporation, its successors or assigns ("Holder") the sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), and all subsequent advances made, with interest thereon, commencing January 1, 1996, at an annual rate equal to the "Corporate Base Rate" charged by the primary commercial lender of Big O Tires, Inc. (currently First National Bank of Chicago, but which may change from time to time), plus two percent (2%), adjusted on the day of the Corporate Base Rate changes, on the entire unpaid balance until paid in full. Principal and interest shall be paid monthly based upon an amortization over 120 months with the interest provided herein, with such monthly payments commencing February 1, 1996 and continuing on the first day of each and every month thereafter, AND IF NOT SOONER PAID, ONE FINAL "BALLOON" PAYMENT OF ALL UNPAID PRINCIPAL AND ALL ACCRUED AND UNPAID INTEREST ON JANUARY 1, 2006, payable in lawful currency of the United States of America, by Automatic Clearing House debits to Maker's checking account number:

  001-047116            at  Liberty National Bank, ABA # 90-3914
- ---------------------     ------------------------------------------------------
    (CHECKING ACCOUNT #)          NAME OF BANK AND ABA NUMBER)

One Pacific Plaza, 7777 Center Avenue, Huntington Beach, CA 92647
- --------------------------------------------------------------------------------
                                  (ADDRESS OF BANK)
or at the election of Holder, at the offices of Big O Tires, Inc., 11755 East Peakview Avenue, Englewood, Colorado 80111, or at such other place as the Holder hereof may designate from time to time in writing. Notwithstanding the variable interest rate of this Note, the monthly principal and interest payments shall be $3,375.00 eacc, and attached hereto a SCHEDULE 1 is an amortization schedule, which is for reference purposes only, is subject to change, as provided hereunder. Such amortization schedule shall be amended, as necessary, to reflect any change in the interest rate to be charged against the unpaid principal.

All payments received hereunder shall be first applied to the payment of interest due hereunder, then to the payment of any other sums payable hereunder, if any, and finally to the unpaid principal balance then remaining unpaid. The principal balance, accrued and unpaid interest and any other sums payable hereunder, may be prepaid in whole or in part at any time and from time to time upon two (2) business days notice, without premium or penalty, PROVIDED the accrued and unpaid interest on such prepaid principal amount is also paid.

Time is of the essence hereof. In the event of a default in the payment of any amount when due hereunder, and Maker fails to make such payment within ten (10) business days of the date it receives notice of such nonpayment from Holder, the entire unpaid principal balance hereunder, including any subsequent advances made hereunder by Holder, together with any accrued and unpaid interest may, at the option of Holder, be declared immediately due and payable and such accelerated amounts shall bear interest at the lesser of 18% per annum or the highest rate then allowed by law, from the date of default until paid in full.

Maker, endorser(s) or any other person(s) liable hereunder waive delinquency in collection, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor and all duty or obligation of Holder to effect, protect, perfect, retain or enforce any security for payment of this Note or to proceed against any collateral before otherwise enforcing this Note. This Note shall be the joint and several obligation of Maker, endorser(s) or any other person(s) liable hereunder and shall be binding upon them, their personal representatives, heirs, successors and assigns. Furthermore, Maker, endorser(s) or any other person(s) liable hereunder expressly agree that this Note and any payment hereunder may be extended, by Holder, from time to time without in any way affecting the liability of the Maker, endorser(s) or any other person(s) liable hereunder.

Maker, endorser(s) or any other person(s) liable hereunder, jointly, severally and unconditionally guarantee prompt payment when due, whether by acceleration or otherwise, of the entire outstanding principal balance, all amounts of any subsequent advances made by Holder hereunder and all accrued and unpaid interest hereunder and further agrees to immediately pay to Holder upon demand, all losses, costs and expenses (including attorneys' fees) incurred by Holder in collection and enforcement of this Note in the event of default or otherwise.

Each Maker executing this Note represents and warrants that this Note is binding upon the undersigned Maker in accordance with its terms, except to the extent that enforcement of remedies may be limited by applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors' rights generally. Such undersigned Maker represents and warrants that the indebtedness evidenced by this Note was incurred for business and commercial purposes and not for personal, family, household or agricultural purposes.

If any interest rate, fee or cost provided for herein or in the other loan documents shall exceed that which is allowed pursuant to any applicable statute or law, such amount shall be deemed by the parties hereto to be modified so as to conform to and equal the maximum amount allowed by such statute or law. All sums paid hereunder in excess of those lawfully collectible as interest, fees or costs shall, without further agreement or notice between or by any party hereto, be applied toward reduction of the principal hereof with the same force and effect as though such extra sums were specifically designated to be so applied to principal and Holder had agreed to accept such extra payment as a premium-free prepayment, or if there is then no outstanding principal indebtedness owed to Holder by Makers hereunder, or if such outstanding principal indebtedness is less than the amount to be applied as a reduction, such excess shall be refunded by Holder to Makers.

In the event it should become necessary for Holder to employ counsel for advice regarding any default under this Note and any of the other loan documents, or to respond, intervene or otherwise become involved in any suit or proceeding relating to this Note and/or the other loan documents, or to collect payment on or enforce the obligations of this Note and/or under any of the other loan documents, or to protect or foreclose on any of the collateral subject to the security interest and liens given in connection herewith, Maker agrees to pay upon demand reasonable attorneys' fees incurred by Holder for services of such counsel, whether or not suit is brought, plus costs incurred in connection therewith, including interest thereon at the default interest rate.

Payment and performance of all obligations under this note are secured by security interests granted by Maker to Holder in the inventory, accounts receivables, machinery, equipment, furniture and intangibles of Maker's Big O Tires retail stores, and by a second deed of trust on certain leasehold property in San Diego County, California, which is a Maker's Big O Tires retail stare at 499 A College Boulevard, Oceanside, California 92056.

The terms and provisions of this Note shall be construed and governed by the laws of the State of California.

                             MAKER:


DATE:____________                 C.S.B. PARTNERSHIP,
                                  a California General Partnership,


DATE:____________                 BY:  C.E.P. Developments, Inc.,
                                       a California corporation
                                       as General Partner

                                  BY:/S/Christopher R. Phillips
                                      --------------------------

                                  TITLE:      PRESIDENT
                                         -----------------------

DATE:    2/29/96                  BY:  Someday, Inc.,
                                       a California corporation
                                       as General Partner

                                  BY: /S/Ronald D. Asher
                                      --------------------------

                                  TITLE: PRESIDENT
                                         -----------------------

DATE:                             BY:  J.M.C., Inc.,
                                       a California corporation
                                       as General Partner

                                  BY: /S/John Connelly
                                      --------------------------

                                  TITLE: PRESIDENT
                                         -----------------------

DATE:                             BY:  FOUR KYLES, INC.,
                                       a California corporation
                                       as General Partner

                                  BY: /S/Virgil Kyle Kyle III
                                     --------------------------

                                  TITLE: PRESIDENT
                                         -----------------------
                        COMAKERS:

Date:    1/2/96
                        /S/Christopher R. Phillips
                         ---------------------------------------
                        Christopher R. Phillips, Individually

Date:
                        /S/Emiko J. Phillips
                         ---------------------------------------
                        Emiko J. Phillips, Individually

Date:    12/29/95
                        /S/Ronald D. Asher
                         ---------------------------------------
                        Ronald D. Asher, Individually

Date:    12/29/95
                        /S/Andria L. Asher
                         ---------------------------------------
                        Andria L. Asher, Individually

Date:    1/2/96
                        /S/Virgil Kyle Kyle, III
                         ---------------------------------------
                        Virgil Kyle Kyle, III, Individually

Date:    1/2/96
                        /S/Diane Kyle
                         ---------------------------------------
                        Diane Kyle, Individually

Date:    1/3/96
                        /S/John L. Connelly
                         ---------------------------------------
                        John L. Connelly, Individually

Date:    1/3/96
                        /S/Monika Connelly
                         ---------------------------------------
                        Monika Connelly, Individually

                               AUTHORIZATION AGREEMENT
                          FOR PREAUTHORIZED PAYMENT SERVICE

AGREEMENT:

I (or We if there are joint owners of the account referenced later in this agreement) authorize and request the company named below, now referred to as the Company, to obtain payment for amounts I (we) owe to the Company as these amounts become due by initiating a payment entry to my (our) account. The account number, name of financial institution, payment amount, and date on or immediately after which payment should be deducted from the account are identified below. In addition, I (we) authorize and request the financial institution, now referred to as the Bank, to accept the payment entries presented to the Bank and to deduct them from my (our) account without responsibility for the correctness of these payments.

I (we) understand that this agreement can be terminated at any time as long as I
(we) have given either the Company or the Bank written notification. This written notification to either the Company or Bank shall be effective for only those payments to be issued by the Company or received by the Bank after they either or both receive notification and have sufficient and reasonable opportunity to act upon it.

I (we) understand that I (we) have all the rights shown below as these rights relate to all payment entries initiated by the Company and to which this agreement pertains.

I (we) understand that all payment entries initiated by the Company and covered under this agreement are subject to the following:

    If the amount of the initial payment entry initiated by the Company differs from the amount of the previous entry initiated under this agreement, the Company will send me (us) a written notification of this change in not less than ten (10) calendar days before this payment amount will be deducted from the account. In addition, if the Company makes any change in the date of the billing cycle on which payment is to be deducted from the account, the Company will send me (us) a written verification of the new date on or after which payment entries will be deducted from the account. This provision does not apply if my (our) authorization agreement is in effect for a single payment entry to the account or if I (we) have agreed that payment entries representing my (our) indebtedness may be deducted from the account after such indebtedness has been incurred.

    I (we) may, by notice to the Bank, stop payment of any payment entry initiated or to be initiated by the Company to the account under this agreement. Notice of such stop payment must be received by the Bank in such a time and manner that will allow the Bank a reasonable time to act on it and if my (our) notice is oral, it will be binding on the Bank for only fourteen (14) calendar days unless I (we) confirm it in writing within this period.

    If a payment entry is erroneously initiated by the Company to the account, I (we) will have the right to have the amount of this entry added back to the account by the Bank if I (we) send or deliver a written notice to the Bank within fifteen (15) calendar days following the date on which the Bank sent or made available to me (us) a statement of account or notification pertaining to the erroneous payment entry. My (our) written notice will identify the payment entry, state that the payment entry was in error and request the Bank to add the amount of the payment entry to the account balance.

                                  COMPANY INFORMATION

Company Name:  BIG O TIRES, INC.       Customer Account No. _____

Payment Date: FEBRUARY 1, 1996 AND ON THE FIRST DAY OF EACH MANTH THEREAFTER UNTIL PAID IN FULL.

Payment Amount:    $3,375.00, NOTWITHSTANDING THE VARIABLE INTEREST RATE, AS
                   PROVIDED IN THE PROMISSORY NOTE.


                            YOUR BANK ACCOUNT INFORMATION

Bank Name:  Liberty National Bank
            --------------------------------------------

Bank Address:  One Pacific Plaza, 7777 Center Avenue
               -----------------------------------------
               Huntington Beach, CA 92647


    Please attach a voided check and we will complete this information for you.

Transit Routing Number: 1222239144  Checking Account Number: 001-047116
                        ----------                           ----------


Your Name(s)  Christopher R. Phillips
             ---------------------------    ---------------------------
              (Please Print)                     (Please Print)

Signature(s) /S/Christopher R. Phillips
             ---------------------------    ---------------------------

Date Signed        1/3/96
             ---------------------------

Insert:

Attached to this promissory note as Schedule 1 is an amortization schedule based on an original principal amount of $250,000.00, amortized over 120 months at an annual rate of 10.5% (even though the Note provides for an interest rate of the "Corporate Base Rate" charged by the primary commercial lender of Big O Tires, Inc. plus 2%). As the Note reflects, the Schedule 1 is for reference purposes only.

               SECURITY AGREEMENT AND PROMISSORY NOTE PLEDGE AGREEMENT

                                                Dated:  As of January ____, 1996

1.  DEBTOR(S):     C.S.B. PARTNERSHIP,
                   a California corporation
                   and their successors and assigns.

                   27131 Calle Arroyo
                   Suite 1703
                   San Juan Capistrano, California 92675
                   Telephone:     (714) 443-4155
                   Tax I.D. - 33-0235374

    DEBTOR'S BUSINESS(ES):   Those certain Big O Franchise outlets as listed on
    the attached EXHIBIT A.

2.  PLEDGOR(S):

                   C.S.B. PARTNERSHIP,
                   a California corporation
                   Federal Tax I.D. #33-0235374

3.  SECURED PARTY: BIG O TIRES, INC.,
                   a Nevada corporation
                   and its successors and assigns

                   11755 E. Peakview Avenue
                   Englewood, Colorado  80111
                   Telephone:  (303) 790-2800
                   Telecopier: (303) 790-2800



4.  COLLATERAL.    The following property and all accessions thereto,
    substitutions therefore and replacements thereto:

    4.1. Promissory Note dated December 11, 1995, in the original principal amount of $47,000.00, payable to the order of C.S.B. Partnership, a California general partnership, Uni-Mech, Inc., a California corporation, Maker, together with all proceeds thereof. The original of the promissory note, duly endorsed in blank by the Pledgor(s), has been delivered to Secured Party by Pledgor(s) and Secured Party hereby acknowledges receipt thereof. The pledged promissory note, together with any proceeds thereof is hereinafter called the "Collateral".

5.  OBLIGATIONS.

    5.1. Any and all obligations of Debtor to Secured Party under that certain promissory note dated as of January 1, 1996, in the original principal amount of $250,000.00, payable to the order of Secured Party, C.S.B. Partnership, Maker, and all other agreements and instruments executed by Debtor and delivered to Secured Party in consummating all transactions contemplated in said promissory note;

    5.2. All obligations, including, but not limited to, all franchise fees, advertising fees, accounting fees, lease rentals, and other fees, owed to Secured Party by Debtor;

    5.3. All amounts charged in invoices and billings of Secured Party for purchases by Debtor of certain inventory, including tires, car care products and related automotive goods, accessories and equipment;

    5.4. Future advances made and/or credit granted by Secured Party to Debtor, plus interest thereon;

    5.5. Pursuant to the terms of this Agreement, all expenditures of any kind or nature made by Secured Party to preserve the Collateral, including, but not limited to, all amounts paid to discharge taxes, liens, security interests and any other encumbrances against the Collateral or to otherwise preserve or maintain the Collateral and all insurance thereon; and

    5.6. All expenditures made or incurred by Secured Party pursuant to the provisions of this Agreement, the Collateral, and all other obligations of Debtor and/or Pledgor(s) to Secured Party, direct or indirect, absolute or contingent, due or to become due, whether existing or hereafter arising.

6.  SECURITY INTEREST AND PLEDGE.   To secure payment and performance of the
    Obligations, Pledgor(s) hereby pledge(s) and grant(s) to Secured Party a security interest in the Collateral and in all attachments, replacements and accessions thereto and proceeds therefrom. Pledgor(s) hereby warrant(s) and represent(s) that Pledgor(s) has/have, or forthwith will acquire, title to the Collateral free and clear of all liens, security interests and encumbrances. Contemporaneously with the execution and delivery hereof, the Pledgor is delivering the original pledged note representing the Collateral to the Secured Party. The Secured Party's security interest in the Collateral is being granted as security only and shall not affect or modify any obligation or liability of Debtor and/or Pledgor(s).

7.  WARRANTIES AND REPRESENTATIONS.    Pledgor(s) warrant(s) and represent(s)
    to Secured Party the following:

    7.1. Except for the security interests created by this Agreement, Pledgor(s) is/are the owner(s) of all of the Collateral, or will be at the time such Collateral is created or acquired, free and clear of all liens, security interests and encumbrances and any rights to subscribe for or rights or options to purchase or acquire the same;

    7.2. Pledgor(s) is/are not and shall not become a party to or otherwise be bound by any agreement, document or other instrument (other than this Agreement) that restricts in any manner the rights of any present or future holder of all or any part of the Collateral.

    7.3. The Assignment and granting of the security interest hereunder represents a legally binding obligation of Pledgor(s), and, upon delivery of the original of the promissory note, duly endorsed in blank, representing the Collateral, shall constitute a valid, effective, enforceable and perfected security interest in the Collateral in favor of Secured Party. Furthermore, no registration, recordation or filing with any governmental authority is required in connection with the execution, delivery or performance of this Agreement or necessary to establish the validity, effectiveness or enforceability hereof or of the security interest or for the perfection of the security interest. Pledgor(s) has/have not performed and shall not perform any act that might prevent the Secured Party from enforcing any of the terms and conditions of this Agreement or that would limit the Secured Party in any such enforcement;

    7.4. Pledgor(s) agree(s) to warrant and defend Secured Party's right, title, security interest in and assignment of Collateral and/or any cash or property distributed thereunder;

    7.5. Pledgor(s) has/have no undisclosed knowledge of any circumstances or conditions with respect to the Collateral that could reasonably be expected to adversely affect the value or marketability of such Collateral;

    7.6. The execution and delivery of this Agreement will not violate any agreement to which Pledgor(s) is/are a party or, to the best of Pledgor's knowledge, will not violate any law and/or agreement governing Pledgor(s); and

    7.7. All information and statements with respect to Pledgor(s) on the front of this Agreement are true and correct.

8. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default under this Agreement:

    8.1. Default in the payment or performance of any of the Obligations when due, after written notice of such default is provided to Debtor by Secured Party and the applicable grace or cure period has expired;

    8.2. Failure of Debtor to perform or observe other covenants contained in this Agreement or any other agreements or any other documents or instruments evidencing an obligation of Debtor to Secured Party, whether now or hereafter in existence, and Debtor fails to cure such default(s) within the allotted time period after receipt of written notice of such default(s) by Secured Party; and

    8.3. Any warranty, representation or statement of Pledgor(s) in this Agreement, or by the Debtor in any other agreement, document or instrument, or otherwise made or furnished to Secured Party by or on behalf of Debtor, proves to have been false in any material respect when made or furnished.

9.  REMEDIES.

    9.1. Upon the occurrence of any Event of Default and at any time thereafter, Secured Party shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code as then in effect in California ("UCC"), regardless of whether the UCC applies to the security transactions covered by this Agreement;

    9.2. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party, in its sole discretion, may assign or transfer the whole or any part of the Obligations and may transfer and deliver the whole or any part of the Collateral into the name of any transferee and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to the Collateral so transferred;

    9.3. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to receive and retain as Collateral hereunder all payments and distributions made upon or with respect to the Collateral and the Pledgor(s) shall take all such actions and execute and deliver all such instruments as the Secured Party may deem necessary or desirable to give effect to such right;

    9.4. Upon the occurrence of an Event of Default and at any time thereafter, the proceeds of any sale of, or other realization upon all or any part of the Collateral and any cash held by the Secured Party on behalf of Debtor shall be applied by the Secured Party in the following order of priorities: (i) to the payment of the reasonable expenses of such sale or other realization including reasonable compensation to the Secured Party and Counsel, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses or other amounts for which the Secured Party is to be reimbursed hereunder, (ii) to the ratable payment in respect of accrued but unpaid interest, if any, on the obligations; (iii) to the ratable payment in respect of due but unpaid principal of any and all unpaid Obligations; and (iv) to payment to the Pledgor or to its respective successors, or as a court of competent jurisdiction may direct, or any surplus then remaining from such proceeds.

    9.5. It is further agreed and understood that no delay on the part of Secured Party in exercising any of the rights hereunder shall operate as a waiver of said rights, nor shall Secured Party be liable to the undersigned for any delay in collecting or realizing upon the Collateral or substitutes therefor or additions thereto;

    9.6. Secured Party may delay exercising or omit to exercise any right or remedy under this Security Agreement without waiving that or any other part, present or future right or remedy; and

    9.7. Upon payment in full of all Obligations of the Debtors to the Secured Party, the Secured Party shall deliver the Collateral to the Pledgor(s) and this Agreement shall terminate.

    9.8. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party shall have the right to the extent permitted by law and the Pledgor(s) shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consent, ratifications and waivers, and take any other actions, with respect to any or all of the collateral with the same force and effect as if the Secured Party were the absolute and sole owner.

10. GENERAL.

    10.1. The terms "Debtor(s)", "Debtor's Business", "Pledgor(s)", "Secured Party", "Collateral" and "Obligations" are defined in paragraphs 1,2,3,4 and 5;

    10.2. No defaults shall be waived by Secured Party except in writing and no waiver by Secured Party or other right under this Agreement shall operate as a waiver of any other payment or right;

    10.3. Secured Party may assign or transfer its rights under this Agreement to any transferee. Pledgor(s) hereby agree(s) that on such assignment or other transfer, all rights, powers and remedies of Secured Party hereunder shall belong to and be exercisable by the transferee.

    10.4. If there is more than one Pledgor(s), all of the terms and conditions of this Agreement shall apply to each and any of them jointly and severally;

    10.5. Without affecting any obligations of Pledgor(s) under this Agreement, Secured Party without notice or demand may renew or extend the terms and conditions of any of the Obligations; take or release any other collateral as security for any of the Obligations, and add or release any guarantor, endorser, surety or other party to any of the Obligations;

    10.6. Beyond the exercise of reasonable care in the custody thereof, and as otherwise provided in Section 9207 of the UCC, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that accorded by the Secured Party to their own property. The Secured Party shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Secured Party in good faith.

    10.7. Any consent, notice or other communication required or contemplated by this Agreement shall be in writing. It shall be deemed given when hand delivered or three (3) days after deposit in U.S. mail, if mailed, certified or registered U.S. mail, return receipt requested, postage prepaid, to the other party at the address given on the first page hereof or at such other address given by notice as herein provided; or one (1) business day after being sent via air express carrier, fare prepaid; or on the business day or next following business day such item is transmitted by telecopier; provided such consent, notice or other communication is made to the respective addressee at the address such party stated herein or as may be requested to the other in writing to deliver;

    10.8. All of the rights of Secured Party under this Agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All obligations of Pledgor(s) hereunder shall be binding upon the heirs, legal representatives, successors or assigns of Pledgor(s);

    10.9. Any provision hereof contrary to, prohibited by, or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Pledgor(s) acknowledge(s) receipt of a true copy and waives acceptance hereof;

    10.10. This Agreement may be signed in one or more counterparts, each of which shall have the effect of an original, but all such counterparts shall be deemed one and the same agreement;

    10.11. The Pledgor shall defend, indemnify and hold the Secured Party harmless for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of this Agreement any other related document or any other document contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein or the encroachment of any of the terms hereof or thereof or otherwise arising or relating in any manner to the pledges contemplated hereunder.

    10.12. This Agreement shall be construed under, governed by and enforced under the laws of the State of California; and

    10.13. This Agreement represents the entire agreement and understanding between Secured Party and Pledgor(s) and supersedes all prior agreements relating to the subject matter hereof. Any modification or amendments to this Agreement shall be in writing and signed by the party to be charged.

    10.14. Any sale or realization upon any Collateral shall operate to divest all right, title and interest, at law or in equity against the Pledgor(s) thereon and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor(s) and against any and all persons claiming or attempting to claim the Collateral.

Date:  1/11/96
      --------

                        PLEDGOR(S):

                        C.S.B. PARTNERSHIP,
                        a California general partnership
                        Federal Tax I.D. #33-0235374

                        By:  C.E.P. Developments, Inc.,
                             a California corporation,
                             as general partner
                             33791 Glocamora Lane
                             San Juan Capistrano, California  92675
                             Federal Tax I.D.# 33-0255435

                             By:  /s/Christopher R. Phillips
                                 ------------------------------------
                                  Christopher R. Phillips, President

                        By:  Someday, Inc.,
                             a California corporation,
                             as general partner
                             729 Red Arrow Trail
                             Palm Desert, California  92211
                             Federal Tax I.D.# 68-0127269

                             By:  /s/Ronald D. Asher
                                 -------------------------------
                                  Ronald D. Asher, President

                        By:  Four Kyles, Inc.,
                             a California corporation,
                             as general partner
                             35 Ticknor Place
                             Laguna Miguel, California  92677
                             Federal Tax I.D.# 68-0193761

                             By:  /s/Virgil Kyle Kyle, III
                                 ------------------------------------
                                  Virgil Kyle Kyle, III, President

                        By:  J.M.C., Inc.,
                             a California corporation,
                             as general partner
                             845 Sunningdale Drive
                             Oceanside, California  92056
                             Federal Tax I.D.# 33-0366139

                             By:  /s/John Connelly
                                 -------------------------------
                                  John Connelly, President

                                      EXHIBIT A


         27812 Aliso Creek Road                  399 Broadway
         Aliso Viejo, CA  92656                  Chula Vista, CA  91910

         1002 W. 6th Street                      636 S. Santa Fe Drive
         Corona, CA  91720                       Vista, CA  92084

         20742 Lake Forest Rd., #C3              499 College Blvd.
         Lake Forest, CA  92630                  Oceanside, CA  92056

         40525 Winchester Rd.                    3181 Harbor Blvd.
         Temecula, CA  92590                     Costa Mesa, CA  92626

         23081 Orange Avenue                     19411 Beach Blvd.
         El Toro, CA  92630                      Huntington Beach, CA  92647

         6994 Broadway                           1825 E. Katella Ave.
         Lemon Grove, CA  92045                  Orange, CA  92667

         4596 El Cajon Blvd.                     1211 W. Warner Avenue
         San Diego, CA  92115                    Santa Ana, CA  92727

         927 N. El Camino Real                   131 East First Street
         San Clemente, CA  92672                 Tustin, CA  92680

                                  SECURITY AGREEMENT
                                PARTNERSHIP INTERESTS



1.  DEBTOR.        Christopher R. Phillips and Emiko J. Phillips,
                   Trustees or Successor Trustees of the
                   Phillips Family Living Trust dated September 23, 1991, a 20% partner in C.S.B. Properties
                        Christopher R. Phillips, Co-Trustee
                        S.S.# ###-##-####
                        Emiko J. Phillips, Co-Trustee
                        S.S.# ###-##-####

                   Ronald D. Asher and Andria L. Asher,
                   Trustees or Successor Trustees of the
                   Ronald D. Asher and Andria L. Asher Trust dated June 1, 1989, a 20% partner in C.S.B. Properties
                        Ronald D. Asher, Co-Trustee
                        S.S.# ###-##-####
                        Andria L. Asher, Co-Trustee
                        S.S.# ###-##-####

                   John Lawrence Connelly, Individually,
                   a 20% partner in C.S.B. Properties
                   S.S.# ###-##-####

                   Virgil Kyle Kyle, III, Individually,
                   a 20% partner in C.S.B. Properties
                   S.S.# ###-##-####

                   and (his) (her) (its) (their) successors, assigns, heirs and personal representatives

                   27131 Calle Arroyo
                   San Juan Capistrano, California  92675
                   Telephone #:  (714) 443-4155



2.  SECURED PARTY. BIG O TIRES, INC.,
                   a Nevada corporation
                   and its subsidiaries,
                   successors and assigns.

                   11755 East Peakview Avenue
                   Englewood, Colorado 80111
                   Telephone #:  (303) 790-2800
                   Telecopier #:  (303) 790-0225

3. COLLATERAL. Each of the Debtors' twenty percent (20%) partnership interest in C.S.B. Properties, a California general partnership ("partnership"), which in the aggregate totals eighty percent (80%) of the partnership interests in the Partnership, which Partnership holds a ground leasehold interest in that certain real property, and all improvements thereon, consisting of a Big O Tires retail store, located at 499-A College Blvd., Oceanside, California 92056, as more particularly described in EXHIBIT A to this financing statement, attached hereto and made a part hereof, and any and all proceeds thereof, accessions thereto, substitutions therefore and replacements thereto, now owned or hereafter acquired.

4.  LOCATION OF COLLATERAL.       27131 Calle Arroyo, Suite 1703
                                  San Juan Capistrano, California 92675

5. PRIMARY USE OF COLLATERAL. The primary use of the Collateral is for business purposes and not for personal, family or household purposes or farming operations.

6.  OBLIGATIONS.

    6.1 Any and all obligations of C.S.B. Partnership, a California general partnership (of which each of the Debtor's have equity ownership in a corporation which is a partner in such partnership, to Secured Party under that certain Promissory Note dated January 1, 1996 in the original principal amount of $250,000.00, payable to the order of Secured Party ("Note"), any and all other loan documents and all other agreements and instruments executed by C.S.B. Partnership and delivered to Secured Party in consummating all transactions contemplated in conjunction with the Note;

    6.2 Future advances made by Secured Party to C.S.B. Partnership under the Note, plus any interest thereon;

    6.3 All expenditures of any kind or nature made by Secured Party to preserve the Collateral, including, but not limited to, all amounts paid to discharge taxes, liens, security interests and any other encumbrances against the Collateral, and to repair any damage to the Collateral or otherwise preserve or maintain the Collateral and all insurance coverages thereon; and

    6.4 All expenditures made or incurred by Secured Party pursuant to the provisions of the Note and this Agreement, and all other obligations of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, whether now existing or hereafter arising, including, but not limited to, interest due to Secured Party hereunder or thereunder, and attorneys' fees and costs incurred by Secured Party to enforce any provision herein or therein.

7. SECURITY INTEREST. To secure payment and performance of any and all of the Obligations to be performed by C.S.B. Partnership, Debtor hereby transfers, conveys, grants and assigns to Secured Party a security interest in the Collateral and in all improvements, attachments, additions, accessions and
    replacements thereto and all proceeds and products therefrom.   Debtor
    warrants and represents that Debtor has, or forthwith will acquire, title to the Collateral free and clear of all liens, security interests, encumbrances and/or leases (except security interests, liens, encumbrances and/or leases, if any, set forth in EXHIBIT B, attached hereto and incorporated herein) and that Debtor has the right to transfer, grant, convey and assign this security interest.

8. WARRANTIES AND REPRESENTATIONS OF DEBTOR. Debtor warrants and represents to Secured Party the following:

    8.1 Except for the security interest created by this Agreement and any security interests liens, encumbrances and/or leases, if any, set forth on EXHIBIT B, attached hereto and incorporated herein by reference, Debtor is the owner of all of the Collateral, or will be at the time such Collateral is created or acquired, free and clear of all liens, security interests encumbrances and/or leases.

    8.2 The transfer, conveyance, grant and assignment of the security interest hereunder is valid and enforceable in accordance with its terms and represents a legally binding obligation of debtor and constitutes a security interest in the Collateral in favor of Secured Party.

    8.3 Debtor agrees to warrant and defend Secured Party's right, title, security interest in and assignment of Collateral and/or any cash or property distributed thereunder.

    8.4 Debtor has no undisclosed knowledge of any circumstances or conditions with respect to the Collateral that could reasonably be expected to adversely affect the value or marketability of such Collateral.

    8.5 No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement and those set forth on EXHIBIT B, if any.

    8.6 The execution and delivery of this Agreement will not violate any agreement to which Debtor is a party or to the best of Debtor's knowledge, will not violate any law governing Debtor.

    8.7 All information and statements with respect to Debtor on the front page of this Agreement are true and correct.

9. COVENANTS OF DEBTOR. Unless and until Secured Party consents in writing to another course of action, Debtor covenants and agrees to the following:

    9.1 Debtor will not sell, assign, transfer, pledge, lease, abandon or otherwise dispose of any of the Collateral or any interest therein.

    9.2 At the request of Secured Party, Debtor will from time to time execute financing statements, and extensions and/or modifications thereof and other documents in form satisfactory to Secured Party (and pay the cost of filing or recording them in whatever public offices Secured Party deems reasonably necessary) and perform such other acts as Secured Party may reasonably request to perfect and maintain a valid security interest in the Collateral.

    9.3 Debtor will, upon an Event of Default hereunder, pay all expenses and reimburse Secured Party for any expenditures, including reasonable attorneys' fees and legal expenses, incurred in connection with Secured Party's exercise of any of its rights and remedies under this Agreement.

    9.4       Debtor will defend, at Debtor's own cost and expense, any action,
              1.   proceeding or claim affecting the Collateral.

    9.5 The Debtor agrees that the security interest granted by Debtor to Secured Party shall remain in effect irrespective of the various payments required by the obligation so long as there are any Obligations of any kind, including Obligations under guarantees or assignments, owed by C.S.B. Partnership to Secured Party; provided, however, that upon any assignment of this Agreement by Secured Party, that the assignee shall thereafter be deemed, for the purpose of this paragraph, the Secured Party under this Agreement.

    9.6 Debtor hereby acknowledges that the security interests granted herein are to secure payment and performance of certain obligations by an affiliated partnership, C.S.B. Partnership, and that Debtors are providing these security interests by reason of the fact that the Debtor will directly benefit from the borrowings of C.S.B. Partnership.

10. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default under this Agreement:

    10.1 Failure of C.S.B. Partnership to pay any of the Obligations when due;

    10.2 Failure of C.S.B. Partnership to perform or observe any other covenant (after the applicable cure period has expired) contained in this Agreement or any other documents or instruments evidencing any obligation of C.S.B. Partnership to Secured Party, whether now or hereafter in existence;

    10.3 Any warranty, representation or statement of C.S.B. Partnership in or any agreement, document or instrument, or otherwise made or furnished to Secured Party by or on behalf of C.S.B. Partnership proves to have been false in any material respect when made or furnished;

    10.4 Dissolution or termination of existence of Debtor without Secured Party's consent; insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against, Debtor or any guarantor or surety of Debtor of any of the Obligations.

    10.5 The sale or transfer of Debtor's interest in Debtor's Business or any part thereof, or interest therein, without the prior written consent of Secured Party or the sale or transfer of the partnership interests in Debtor without the prior written consent of Secured Party.


11. RIGHTS AND REMEDIES OF SECURED PARTY.

    11.1 Upon the occurrence of any event of default and at any time thereafter, Secured Party shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code as then in effect ("UCC"), regardless of whether the UCC applies to the secured transactions covered by this Agreement, including without limitation the right to accelerate the maturity of the Obligations, without notice or demand (except for such notices or demands required under the terms of the Obligations), and to take possession of the Collateral and any proceeds thereof wherever located. Debtor shall assemble the Collateral and make the Collateral and all records relating thereto available to Secured Party at a place to be designated by Secured Party that is reasonably convenient for both parties. If notice is required, Secured Party shall give to Debtor at least five (5) days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made.

    11.2 During the time that Secured Party is in possession of the Collateral, and to the extent permitted by law, Secured Party shall have the right to hold, use, operate, manage and control all or any part of the Collateral; to make all such repairs, replacements, alterations, additions and improvements to the Collateral as it may deem proper; and to demand, collect and retain all earnings, proceeds from such use and all other costs, expenses, charges, damage or loss by reason of such use.

    11.3 Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as Debtor shall request, but failure to honor any such request shall not of itself be deemed a failure to exercise reasonable care. Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties nor to protect, preserve or maintain any security interest given to secure any of the Collateral.

    11.4 After an Event of Default as set forth in SECTION 10 hereof, Debtor hereby irrevocably appoints Secured Party as the attorney-in-fact of the Debtor, with full powers of substitution and at the cost and expense of Debtor, to reasonably exercise any of the following powers with respect to any of the accounts;

              a. Demand, sue for, collect and give receipts for any payments due thereon or by virtue thereof;

              b. Receive, take, endorse, assign and deliver chattel paper, documents, instruments and all other property taken or received by Secured Party in connection therewith;

              c. Settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

              d. Sell, transfer, assign or otherwise deal therein or therewith as fully and effectually as if Secured Party were the absolute owner thereof; and

              e. Extend the time of payment thereof and make allowances and other adjustments with reference thereof.

              In exercising any power herein granted, Secured Party may act in its name or the name of the Debtor. This power of attorney appointment, being coupled with an interest, shall be irrevocable.

    11.5 If Secured party in good faith believes that any state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, Secured Party may sell such Collateral privately or in any other manner deemed commercially reasonable by Secured Party at such price or prices as Secured Party determines in its sole discretion. Debtor recognizes that such prohibition or restriction may cause the Collateral to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower sales price than if the sale were otherwise held.

    11.6 To the extent allowed by law, Debtor shall pay Secured Party all expenses of retaking, holding, preparing for sale, selling and the like, including reasonable attorneys' fees and legal expenses, and such costs shall be paid out of the proceeds of disposition of the Collateral. Such proceeds may be applied to the Obligations in any order of priority.

    11.7 As a supplementary or additional remedy, Secured Party shall also be entitled, without notice or demand and to the extent permitted by law, to exercise or continue all of the rights granted to Secured Party above and/or to have a receiver appointed, upon EX-PARTE application, without notice to Debtor, to take charge of all or any part of the Collateral, exercising all of the rights granted to Secured Party above.

    11.8 Secured Party may recover from Debtor any deficiency between the amount due under any of the Obligations and the proceeds of such sale or disposal together with all costs and expenses, including, without limitation, reasonably attorneys' fees incurred or paid by

              Secured Party in exercising any right, power or remedy provided by this Security Agreement or by law.

    11.9 Notwithstanding that which is granted and provided herein, Secured Party shall be under no duty to exercise, or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party under this Agreement, and shall not be responsible for any failure to do so or delay in doing so.


12. GENERAL.

    12.1 The terms "Debtor," "Debtor's Business," "Secured Party," "Collateral" and "Obligations" are defined in PARAGRAPHS 1, 2, 3 AND 6. Where Debtor and the obliger on the Obligations are not the same, the term "Debtor" herein means the owner of the Collateral in any provision dealing with the Collateral, the obligor in any provision dealing with the Obligations, and both where the context so requires.

    12.2 No defaults shall be waived by Secured Party except in writing and no waiver of any payment or other right under this Agreement shall operate as a waiver of any other payment or right.

    12.3 Secured Party may assign or transfer its rights under this Agreement to any transferee. Debtor hereby agrees that; (a) on such assignment or other transfer, all rights, powers and remedies of Secured Party hereunder shall belong to and be exercisable by the transferee, and, on receipt of notice of such assignment or other transfer, Debtor will tender performance of Debtor's obligations hereunder, if requested, to such transferee rather than to Secured Party; (b) upon delivery of Secured Party's security interest in the Collateral to the transferee, Secured Party shall thereafter be fully discharged from all responsibility with respect to such Collateral; and (c) in any action brought by the transferee against Debtor to recover any sums under this Agreement or to recover possession of the Collateral, Debtor will not assert as a defense, counterclaim, set off, cross complaint, or otherwise, any claim, known or unknown, which Debtor now has or hereafter acquires against Secured Party.

    12.4 If there is more than one Debtor, all of the terms and conditions of this Agreement shall apply to each and any of them jointly and severally.

    12.5 Without affecting any Obligations of Debtor under this Agreement, Secured Party without notice or demand may renew, extend or otherwise change the terms and conditions of any of the Obligations; take or release any other collateral as security for any of the Obligations, and add or release any guarantor, endorser, surety or other party to any of the Obligations.

    12.6 Any notice, request, consent and demand which is required or given hereunder shall be in writing and shall be deemed effective and received (a) upon personal delivery to the proper party, (b) on the day transmitted by telecopier, if on a business day, and if not transmitted on a business day, the first business day thereafter, to the proper party via the telecopier number stated on the first page hereof, (c) three (3) business days after deposit in the United States mail by registered or certified mail, postage prepaid, return receipt requested, addressed to the proper party at the address stated on the first page hereof, or
              (d) one (1) business day after deposit with an air express carrier, fare prepaid, addressed to the proper party at the address stated on the first page hereof. Each of the parties hereto may designate such other address and/or telecopier number as either of such parties may hereafter specify in writing to the other party.

    12.7 A carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement.

    12.8 All of the rights of Secured Party under this Agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All obligations of Debtor hereunder shall be binding upon the heirs, legal representatives, successors or assigns of Debtor.

    12.9 Any provision hereof contrary to, prohibited by, or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Debtor acknowledges receipt of a true copy and waives acceptance hereof.

    12.10 This Agreement may be signed in one or more counterparts, each of which shall have the effect of an original, but all such counterparts shall be deemed one and the same agreement.

    12.11 This Agreement shall be construed under and governed by the laws of the state of California.

    12.12 This Agreement represents the entire agreement and understanding between Secured Party and Debtor and supersedes all prior agreements. Any modification or amendments to this Agreement shall be in writing and signed by the party to be charged.


DATED:   1/11/96
        ------------


                 DEBTOR:

                 Christopher R. Phillips and Emiko J. Phillips,
                 Trustees or Successor Trustees of the
                 Phillips Family Living Trust dated September 23, 1991 Twenty Percent (20%) General Partner of C.S.B. Properties, a California general partnership
                 33791 Glocamora Lane
                 San Juan Capistrano, California 92675

                 By:  /s/Christopher R. Phillips
                      -------------------------------
                      Christopher R. Phillips, Co-Trustee
                      S.S.# ###-##-####

                 By:  /s/Emiko J. Phillips
                      -------------------------------
                      Emiko J. Phillips, Co-Trustee
                      S.S.# ###-##-####

                 Ronald D. Asher and Andria L. Asher,
                 Trustees or Successor Trustees of the
                 Ronald D. Asher and Andria L. Asher Trust dated June 1, 1989, Twenty Percent (20%) General Partner of C.S.B. Properties, a California general partnership
                 729 Red Arrow Trail
                 Palm Desert, California 92211

                 By:  /s/Ronald D. Asher
                      -------------------------------
                      Ronald D. Asher, Co-Trustee
                      S.S.# ###-##-####

                 By:  /s/Andria L. Asher
                      -------------------------------
                      Andria L. Asher, Co-Trustee
                      S.S.# ###-##-####


                 Connelly, John Lawrence, Individually
                 Twenty Percent (20%) General Partner of C.S.B. Properties, a California general partnership
                 845 Sunningdale Drive
                 Oceanside, California 92056

                 By:  /s/John Connelly
                      -------------------------------
                      John Lawrence Connelly
                      S.S. # ###-##-####

                Acknowledgment and Consent of Spouse:

                     /s/Monika Connelly
                    -----------------------------------
                    Monika Connelly
                    S.S.# ###-##-####


               Kyle, Virgil Kyle, III, Individually
               Twenty Percent (20%) General Partner of C.S.B. Properties, a California general partnership
               35 Ticknor Place
               Laguna Miguel, California 92677

               By:  /s/Virgil Kyle Kyle, III
                    -------------------------------
                    Virgil Kyle Kyle, III
                    S.S.# ###-##-####

               Acknowledgment and Consent of Spouse:

                   /s/Diane Rose Kyle
                   -----------------------------------
                   Diane Rose Kyle
                   S.S.# ###-##-####

                        SECURED PARTY:

DATED:                  BIG O TIRES, INC.,
       --------
                        a Nevada corporation

                        BY:  /s/John B. Adams
                           --------------------------------
                             John B. Adams, Executive Vice President

                                      EXHIBIT A

ALL THAT CERTAIN PROPERTY LOCATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA MORE PARTICULARLY DESCRIBED AS FOLLOWS:


ALL THAT PORTION OF LOT 2, OF THE RANCHO GUAJOME, AS SHOWN ON THE PARTITION MAP MADE AND FILED IN THE OFFICE OF THE COUNTY CLERK OF SAID SAN DIEGO COUNTY, ATTACHED TO AND MADE A PART OF THE REFEREE'S REPORT IN ACTION IN PARTITION IN SUPERIOR COURT OF SAN DIEGO COUNTY NO. 20201 WHEREIN SUSAN G. COOTS WAS PLAINTIFF AND RICHARD O'NEIL, ET. AL. WERE DEFENDANTS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF SAID RANCHO; THENCE NORTH 32 DEG. 46' 06" EAST A DISTANCE OF 1361.89 FEET (RECORDED NORTH 32 DEG. 11' 10" EAST) ALONG THE NORTHWESTERLY LINE THEREOF TO A POINT OF INTERSECTION WITH THE CENTER LINE OF COUNTY ROAD SURVEY NO. 1294, SAID POINT BEGINS ON THE ARC OF A CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 2000.00 FEET; A RADIAL LINE TO SAID POINT BEARS NORTH 34 DEG. 18' 14" EAST (RECORDED NORTH 33 DEG. 47' 50" EAST); THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE AND ALONG THE CENTER LINE OF SAID ROAD THROUGH A CENTRAL ANGLE OF 12 DEG. 39' 09" (RECORD 12 DEG. 38' 10") AN ARC DISTANCE OF 441.66 FEET (RECORD 441.08 FEET); THENCE TANGENT TO SAID CURVE SOUTH 43 DEG. 02' 37" EAST, CONTINUING ALONG SAID CENTER LINE 69.96 FEET, (RECORD SOUTH 43 DEG. 34' EAST, CONTINUING ALONG SAID CENTER LINE 70.64 FEET) TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 2000.00 FEET; THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE. BEING THE CENTER LINE OF SAID ROAD, THROUGH A CENTRAL ANGLE OF 37 DEG. 34' 03" (RECORD 37 DEG. 35") AN ARC DISTANCE OF 1311.41 FEET, (RECORD 3311.91 FEET); THENCE TANGENT TO SAID CURVE, SOUTH 5 DEG. 28' 08" EAST, CONTINUING ALONG SAID CENTER LINE,
150.31 FEET, (RECORD SOUTH 5 DEG. 59' EAST, CONTINUING ALONG SAID CENTER LINE,
160.15 FEET) TO AN INTERSECTION WITH THE CENTER LINE OF STATE HIGHWAY NO. 135-1 (SAN LUIS HWY ROAD NO. 2); THENCE SOUTH 94 DEG. 32' 25" WEST ALONG THE CENTER LINE OF SAID STATE HIGHWAY, 31.34 FEET (RECORD SOUTH 84 DEG. 01' WEST ALONG THE CENTER LINE OF SAID STATE HIGHWAY, 28.32 FEET) TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHERLY AND HAVING A RADIUS OF 2000.00 FEET; THENCE WESTERLY ALONG THE ARC OF SAID CURVE AND ALONG THE CENTER LINE OF SAID STATE HIGHWAY, THROUGH A CENTRAL ANGLE OF 7 DEG. 56' 11" (RECORD 8" 00') AN ARC DISTANCE OF
277.24 FEET (RECORD 279.25 FEET); THENCE TANGENT TO SAID CURVE, SOUTH 76 DEG. 35' 57" WEST 371.17 FEET, (RECORD SOUTH 76 DEG. 01' WEST 370.11 FEET) CONTINUING ALONG SAID CENTER LINE, TO A POINT OF INTERSECTION WITH THE SOUTHWESTERLY LINE OF SAID RANCHO; THENCE, LEAVING SAID CENTER LINE, NORTH 56 DEG. 27' 35" WEST, (RECORD NORTH 57 DEG. 00' 50" WEST) ALONG THE SOUTHWESTERLY LINE OF SAID RANCHO 1197.84 FEET (RECORD 1137.00) TO THE MOST WESTERLY CORNER THEREOF AND THE POINT OF BEGINNING.

EXCEPTING ALL OIL, GAS AND OTHER HYDROCARBONS AND MINERALS NOW AND HEREAFTER IN. ON AND UNDER THAT PART OF SAID LAND LYING BELOW A DEPTH OF 500 VERTICAL FEET BELOW THE SURFACE OF SAID LAND, BUT WITHOUT THE RIGHT OF ENTRY UPON SAID LAND, OR WITHIN SAID TOP ?00 FEET THEREOF FOR ANY PURPOSES WHATSOEVER, AS RESERVED BY EARNEST A. WATSON, ET. AL., IN DEED RECORDED FEBRUARY 25, 1964 AS FILE NO. 35207 AND IN DEED RECORDED FEBRUARY 25, 1964 AS FILE NO. 35208.

                    SECURITY AGREEMENT AND STOCK PLEDGE AGREEMENT

                                                Dated:  As of January    , 1996
                                                                     ----

1.  DEBTOR(S):     C.S.B. PARTNERSHIP,
                   a California corporation
                   and their successors and assigns.

                   27131 Calle Arroyo
                   Suite 1703
                   San Juan Capistrano, California 92675
                   Telephone:     (714) 443-4155
                   Tax I.D. - 33-0235374

    DEBTOR'S BUSINESS(ES):   Those certain Big O Franchise outlets as listed on
the attached EXHIBIT A.

2.  PLEDGOR(S):

                   C.S.B. PARTNERSHIP,
                   a California corporation,
                   Federal Tax I.D. #33-0235374

3.  SECURED PARTY: BIG O TIRES, INC.,
                   a Nevada corporation
                   and its successors and assigns

                   11755 E. Peakview Avenue
                   Englewood, Colorado  80111
                   Telephone:  (303) 790-2800
                   Telecopier: (303) 790-2800


4.  COLLATERAL.    The following property and all accessions thereto:

    4.1. One thousand eight hundred eighty (1,880) shares of common stock of Big O Tires, Inc., a Nevada corporation held by Pledgor(s) which constitutes all of the issued and outstanding shares of all classes of stock of Big O Tires, Inc. owned by Pledgor(s), as represented by stock certificates numbered 11322 and 12520, and any substitutes or additions to the stock, together with executed blank stock power assignments, have been delivered to Secured Party by Pledgor(s) and Secured Party hereby acknowledges receipt of said items.

5.  OBLIGATIONS.

    5.1. Any and all obligations of Debtor to Secured Party under that certain promissory note dated as of January 1, 1996, in the original principal amount of $250,000.00, payable to the order of Secured Party, C.S.B. Partnership, Maker, and all other agreements and instruments executed by Debtor and delivered to Secured Party in consummating all transactions contemplated in said promissory note;

    5.2. All obligations, including, but not limited to, all franchise fees, advertising fees, accounting fees, lease rentals, and other fees, owed to Secured Party by Debtor;

    5.3. All amounts charged in invoices and billings of Secured Party for purchases by Debtor of certain inventory, including tires, car care products and related automotive goods, accessories and equipment;

    5.4. All promissory notes which Debtor and/or Pledgor(s) shall make in favor of Secured Party from time to time pursuant to any franchise agreements, any credit agreements or any other agreement or arrangement between Secured Party and Debtor;

    5.5. Future advances made and/or credit granted by Secured Party to Debtor, plus interest thereon;

    5.6. Pursuant to the terms of this Agreement, all expenditures of any kind or nature made by Secured Party to preserve the Collateral, including, but not limited to, all amounts paid to discharge taxes, liens, security interests and any other encumbrances against the Collateral, and to repair any damage to the Collateral or otherwise preserve or maintain the Collateral and all insurance thereon; and

    5.7. All expenditures made or incurred by Secured Party pursuant to the provisions of the Franchise Agreement, any credit agreements, any promissory notes and this Agreement, and all other obligations of Debtor and/or Pledgor(s) to Secured Party, direct or indirect, absolute or contingent, due or to become due, whether existing or hereafter arising.

6. SECURITY INTEREST. To secure payment and performance of the Obligations, Pledgor(s) hereby pledge(s) and grant(s) to Secured Party a security interest in the Collateral and in all attachments, replacements and accessions thereto and proceeds therefrom. Pledgor(s) hereby warrants and represents that Pledgor(s) has, or forthwith will acquire, title to the Collateral free and clear of all liens, security interests and encumbrances. Contemporaneously with the execution and delivery hereof, the Pledgor is delivering the certificates representing the Collateral to the Secured Party, together with executed blank stock power assignments. The Secured Party's security interest in the Collateral is being granted as security only and shall not affect or modify any obligation or liability of Debtor and/or Pledgor.

7.  WARRANTIES AND REPRESENTATIONS.    Pledgor(s) warrants and represents to
    Secured Party the following:

    7.1. Except for the security interests created by this Agreement, Pledgor(s) is/are the owner(s) of all of the Collateral, or will be at the time such Collateral is created or acquired, free and clear of all liens, security interest and encumbrances and any rights to subscribe for or rights or options to purchase or acquire the same (including without limitation, through any securities convertible into or exchangeable for any such pledged securities);

    7.2. The Collateral has been duly authorized and validly issued and is fully paid and non-assessable, and is subject to no option to purchase for similar rights of any person. Pledgor(s) is/are not and shall not become a party to or otherwise bound by any agreement, document or other instrument (other than this Agreement) that restricts in any manner the rights of any present or future holder of any part of the Collateral with respect thereto.

    7.3. The Assignment and granting of the security interest hereunder represents a legally binding obligation of Pledgor(s), and, upon delivery of the stock certificates representing the Collateral, shall constitute a valid, effective, enforceable and perfected security interest in the Collateral in favor of Secured Party. Furthermore, upon delivery of the stock certificates no registration, recordation or filing with any governmental authority is required in connection with the execution, delivery or performance of this Agreement or necessary to establish the validity, effectiveness or enforceability hereof or of the security interest or for the perfection of the security interest. Pledgor(s) has/have not performed and shall not perform any act that might prevent the secured party from enforcing any of the terms and conditions of this Agreement or that would limit the secured party in any such enforcement;

    7.4. Pledgor(s) agree(s) to warrant and defend Secured Party's right, title, security interest in and assignment of Collateral and/or any cash or property distributed thereunder;

    7.5. Pledgor(s) has/have no undisclosed knowledge of any circumstances or conditions with respect to the Collateral that could reasonably be expected to adversely affect the value or marketability of such Collateral;

    7.6. The execution and delivery of this Agreement will not violate any agreement to which Pledgor(s) is a party or, to the best of Pledgor's knowledge, will not violate any law or agreement governing Pledgor(s); and

    7.7. All information and statements with respect to Pledgor(s) on the front of this Agreement are true and correct.

8. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default under this Agreement:

    8.1. Default in the payment or performance of any of the Obligations when due, after written notice of such default is provided to Debtor by Secured Party and the applicable grace period has expired;

    8.2. Failure of Debtor to perform or observe other covenants contained in this Agreement, or any other agreements or any other documents or instruments evidencing an obligation of Debtor to Secured Party, whether now or hereafter in existence, and Debtor fails to cure such default(s) within the allotted time period after receipt of written notice of such default(s) by Secured Party;

    8.3. Any warranty, representation or statement of Pledgor(s) on this Agreement, or by the Debtor in any other agreement, document or instrument, or otherwise made or furnished to Secured Party by or on behalf of Debtor, proves to have been false in any material respect when made or furnished; and

    8.4. The sale or transfer of Pledgor's interest in the Collateral or any part thereof, or interest therein, without the prior written consent of Secured Party.

9.  REMEDIES.

    9.1. Upon the occurrence of any Event of Default and at any time thereafter, Secured Party shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code as then in effect in California ("UCC"), regardless of whether the UCC applies to the security transactions covered by this Agreement;

    9.2. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party, in its sole discretion, may assign or transfer the whole or any part of the Obligations and may transfer and deliver the whole or any part of the Collateral into the name of any transferee and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to the Collateral so transferred;

    9.3. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to receive and retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and the Pledgor shall take all such actions and execute and deliver all such instruments as the Secured Party may deem necessary or desirable to give effect to such right;

    9.4. Upon the occurrence of an Event of Default and at any time thereafter, the proceeds of any sale of, or other realization upon all or any part of the Collateral and any cash held by the Debtor shall be applied by the Secured Party in the following order of priorities: (i) to the payment of the reasonable expenses of such sale or other realization including reasonable compensation to the Secured Party and Counsel, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses or other amounts for which the Secured Party is to be reimbursed hereunder, (ii) to the ratable payment in respect of accrued but unpaid interest, if any, on the obligations; (iii) to the ratable payment in respect of due but unpaid principal of any and all other unpaid Obligations; and (iv) to payment to the Pledgor(s) or to its/their respective successors, or as a court of competent jurisdiction may direct, or any surplus then remaining from such proceeds.

    9.5. It is further agreed and understood that no delay on the part of Secured Party in exercising any of the rights hereunder shall operate as a waiver of said rights, nor shall Secured Party be liable to the undersigned for any delay in collecting or realizing upon the Collateral or substitutes therefor or additions thereto;

    9.6. Secured Party may delay exercising or omit to exercise any right or remedy under this Security Agreement without waiving that or any other part, present or future right or remedy; and

    9.7. Upon payment in full of all Obligations of the Debtors to the Secured Party, the Secured Party shall deliver the Collateral to the Pledgor(s) and this Agreement shall terminate.

    9.8. Upon the occurrence of an Event of Default and at any time thereafter (whether or not any or all of the pledged securities have been transferred of record into the secured parties names), the Secured Party shall have the right to the extent permitted by law and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consent, ratifications and waivers, and take any other actions, with respect to any or all of the pledged securities with the same force and effect as if the Secured Party were the absolute and sole owner.

10. GENERAL.

    10.1. The terms "Debtor", "Debtor's Business", "Pledgor(s)", "Secured Party", "Collateral" and "Obligations" are defined in paragraphs 1,2,3,4 and 5;

    10.2. No defaults shall be waived by Secured Party except in writing and no waiver by Secured Party or other right under this Agreement shall operate as a waiver of any other payment or right;

    10.3. Secured Party may assign or transfer its rights under this Agreement to any transferee. Pledgor(s) hereby agrees that on such assignment or other transfer, all rights, powers and remedies of Secured Party hereunder shall belong to and be exercisable by the transferee.

    10.4. If there is more than one Pledgor(s), all of the terms and conditions of this Agreement shall apply to each and any of them jointly and severally;

    10.5. Without affecting any obligations of Pledgor(s) under this Agreement, Secured Party without notice or demand may renew or extend the terms and conditions of any of the Obligations; take or release any other collateral as security for any of the Obligations, and add or release any guarantor, endorser, surety or other party to any of the Obligations;

    10.6. Beyond the exercise of reasonable care in the custody thereof, and as otherwise provided in Section 9207 of the UCC, the Secured Party shall have no duty as to any Collateral in their possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that accorded by the Secured Party to their own property. The Secured Parties shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Secured Party in good faith.

    10.7. Any consent, notice or other communication required or contemplated by this Agreement shall be in writing. It shall be deemed given when hand delivered or three (3) days after deposit in U.S. mail, if mailed, certified or registered U.S. mail, return receipt requested, postage prepaid, to the other party at the address given on the first page hereof or at such other address given by notice as herein provided; or one (1) business day after being sent via air express carrier, fare prepaid; or on the business day or next following business day such item is transmitted by telecopier; provided such consent, notice or other communication is made to the respective addressee at the address such party may have requested the other in writing to deliver;

    10.8. All of the rights of Secured Party under this Agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All obligations of Pledgor(s) hereunder shall be binding upon the heirs, legal representatives, successors or assigns of Pledgor(s);

    10.9. Any provision hereof contrary to, prohibited by, or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Pledgor(s) acknowledges receipt of a true copy and waives acceptance hereof;

    10.10. This Agreement may be signed in one or more counterparts, each of which shall have the effect of an original, but all such counterparts shall be deemed one and the same agreement;

    10.11. The Pledgor(s) shall defend, indemnify and hold the Secured Party harmless for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of this Agreement any other related document or any other document contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein or the encroachment of any of the terms hereof or thereof or otherwise arising or relating in any manner to the pledges contemplated hereunder.

    10.12. This Agreement shall be construed under, governed by and enforced under the laws of the State of California; and

    10.13. This Agreement represents the entire agreement and understanding between Secured Party and Pledgor(s) and supersedes all prior agreements with regard to the subject matter hereof. Any modification or amendments to this Agreement shall be in writing and signed by the party to be charged.

    10.14. Any sale or realization upon any Collateral shall operate to divest all right, title and interest, at law or in equity against the Pledgor thereon and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Collateral.

Date: 1/11/96
    ---------

                        PLEDGOR(S):

                        C.S.B. PARTNERSHIP,
                        a California general partnership
                        Federal Tax I.D. #33-0235374

                        By:  C.E.P. Developments, Inc.,
                             a California corporation,
                             as general partner
                             33791 Glocamora Lane
                             San Juan Capistrano, California  92675
                             Federal Tax I.D.# 33-0255435

                             By:  /S/CHRISTOPHER R. PHILLIPS
                                  ------------------------------------
                                  Christopher R. Phillips, President

                        By:  Someday, Inc.,
                             a California corporation,
                             as general partner
                             729 Red Arrow Trail
                             Palm Desert, California  92211
                             Federal Tax I.D.# 68-0127269

                             By:  /S/RONALD D. ASHER
                                --------------------------------------
                                  Ronald D. Asher, President


                        By:  Four Kyles, Inc.,
                             a California corporation,
                             as general partner
                             35 Ticknor Place
                             Laguna Miguel, California  92677
                             Federal Tax I.D.# 68-0193761

                             By:  /S/VIRGIL KYLE KYLE III
                                --------------------------------------
                                  Virgil Kyle Kyle, III, President

                        By:  J.M.C., Inc.,
                             a California corporation,
                             as general partner
                             845 Sunningdale Drive
                             Oceanside, California  92056
                             Federal Tax I.D.# 33-0366139

                             By:  /S/JOHN CONNELLY
                                --------------------------------------
                                  John Connelly, President

                                      EXHIBIT A


         27812 Aliso Creek Road                  399 Broadway
         Aliso Viejo, CA  92656                  Chula Vista, CA  91910

         1002 W. 6th Street                      636 S. Santa Fe Drive
         Corona, CA  91720                       Vista, CA  92084

         20742 Lake Forest Rd., #C3              499 College Blvd.
         Lake Forest, CA  92630                  Oceanside, CA  92056

         40525 Winchester Rd.                    3181 Harbor Blvd.
         Temecula, CA  92590                     Costa Mesa, CA  92626

         23081 Orange Avenue                     19411 Beach Blvd.
         El Toro, CA  92630                      Huntington Beach, CA  92647

         6994 Broadway                           1825 E. Katella Ave.
         Lemon Grove, CA  92045                  Orange, CA  92667

         4596 El Cajon Blvd.                     1211 W. Warner Avenue
         San Diego, CA  92115                    Santa Ana, CA  92727

         927 N. El Camino Real                   131 East First Street
         San Clemente, CA  92672                 Tustin, CA  92680

                                STOCK POWER ASSIGNMENT


FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to:
- --------------------------------------------------------------------------------
                                 [NAME OF TRANSFEREE]

Social Security or Tax Identifying Number :__________________________ shares of the capital stock of Big O Tires, Inc., a Nevada corporation, as the same is evidenced on the attached stock certificate numbered 11322, standing in the name of the undersigned on the books of said corporation. The undersigned does (do) hereby irrevocably constitute and appoint:
___________________________ , attorney to transfer the said Stock on the books of said company, with full power of substitution in the premises.

                             C.S.B. PARTNERSHIP,
                             a California General Partnership,

DATE:    1/11/96                  BY:  C.E.P. Developments, Inc.,
         -------                       a California corporation
                                       as General Partner

                                  BY:  /s/Christopher R. Phillips
                                      --------------------------
                                  TITLE:    President
                                        ------------------------

DATE:    1/12/96                  BY:  Someday, Inc.,
         -------                       a California corporation
                                       as General Partner

                                  BY:  /s/Ronald D. Asher
                                      --------------------------
                                  TITLE:    President
                                        ------------------------

DATE:    1/16/96                  BY:  J.M.C., Inc.,
         -------                       a California corporation
                                       as General Partner

                                  BY:  /s/John Connelly
                                      --------------------------
                                  TITLE:    President
                                        ------------------------

DATE:    1/15/96                  BY:  FOUR KYLES, INC.,
         -------                       a California corporation
                                       as General Partner

                                  BY:  /s/Virgil Kyle Kyle,III
                                      --------------------------
                                  TITLE:    President
                                        ------------------------

                SIGNATURE)
               GUARANTEED)
IMPORTANT - READ CAREFULLY
The signature(s) to this Power must correspond with the name(s) as written upon the face of the Stock Certificate in every particular without alteration or enlargement or any change whatever. Signature guarantee should be made by a member or member organization of the New York Stock Exchange, members of other Exchanges having signatures on file with transfer agents or by a commercial bank or trust company.

                                STOCK POWER ASSIGNMENT
- --------------------------------------------------------------------------------

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to:
- --------------------------------------------------------------------------------
                                 (NAME OF TRANSFEREE)

Social Security or Tax Identifying Number: ___________________________ shares of the capital stock of Big O Tires, Inc., a Nevada corporation, as the same is evidenced on the attached stock certificate numbered 12520, standing in the name of the undersigned on the books of said corporation.
The undersigned does (do) hereby irrevocably constitute and appoint:
__________________________________, attorney to transfer the said Stock on the books of said company, with full power of substitution in the premises.

                             C.S.B. PARTNERSHIP.
                             a California General Partnership.

DATE:    1/11/96                  BY:  C.E.P. Developments, Inc.,
         -------                       a California corporation
                                       as General Partner

                                  BY:  /s/Christopher R. Phillips
                                      --------------------------
                                  TITLE:    President
                                        ------------------------

DATE:    1/12/96                  BY:  Someday, Inc.,
         -------                       a California corporation
                                       as General Partner

                                  BY:  /s/Ronald D. Asher
                                      --------------------------
                                  TITLE:    President
                                        ------------------------

DATE:    1/16/96                  BY:  J.M.C., Inc.,
         -------                       a California corporation
                                       as General Partner

                                  BY:  /s/John Connelly
                                      --------------------------
                                  TITLE:    President
                                        ------------------------

DATE:    1/15/96                  BY:  FOUR KYLES, INC.,
         -------                       a California corporation
                                       as General Partner

                                  BY:  /s/Virgil Kyle Kyle,III
                                      --------------------------
                                  TITLE:    President
                                        ------------------------

                SIGNATURE)
               GUARANTEED)
IMPORTANT - READ CAREFULLY
The signature(s) to this Power must correspond with the name(s) written upon the face of the Stock Certificate in every particular without alternation or enlargement of any change whatever. Signature guarantee should be made by a member or member organization of the New York Stock Exchange, members of other Exchanges having signatures on file with transfer agents or by commercial bank or trust company.